SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 18, 2005

CROWN HOLDINGS, INC.

(Exact name of Registrant as specified in its charter)

Pennsylvania	0-50189	75-3099507
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Crown Way

Philadelphia, Pennsylvania 19154-4599

(215) 698-5100

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Item 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

Item 8.01. OTHER EVENTS

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

SIGNATURE

INDEX TO EXHIBITS

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

The information provided in Item 2.03 and Item 8.01 below is hereby incorporated herein by reference.

Section 2 - Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On November 18, 2005, Crown Holdings, Inc. (the “Company”) completed its previously announced refinancing plan (the “Refinancing”), consisting of the New Credit Facilities and the Notes, each as defined below in this Item, and the Tender Offers, as defined below in Item 8.01.

New Credit Facilities

In connection with the Refinancing, the Company entered into a Credit Agreement (the “Credit Agreement”) among Crown Americas LLC, a wholly-owned indirect subsidiary of the Company, as U.S. Borrower, Crown European Holdings SA, a wholly-owned indirect subsidiary of the Company, as European Borrower, CROWN Metal Packaging Canada LP, a wholly-owned indirect subsidiary of the Company, as Canadian Borrower, the Subsidiary Borrowers named therein, the Company, Crown International Holdings, Inc. and Crown Cork & Seal Company, Inc., as Parent Guarantors, Deutsche Bank AG New York Branch, as Administrative Agent and U.K. Administrative Agent, The Bank of Nova Scotia, as Canadian Administrative Agent, and various Lending Institutions referred to therein.

The Credit Agreement provides for new approximately $1.3 billion senior secured credit facilities consisting of an $800 million revolving credit facility due in 2011, of which up to $410 million will be available to Crown Americas in U.S. dollars, up to $350 million will be available to Crown European Holdings and the subsidiary borrowers in dollars, euros or pound sterling in amounts to be agreed and up to $40 million will be available to CROWN Metal Packaging Canada in Canadian dollars, and a term loan facility due in 2012 consisting of $165 million and euro 286.5 million term loans (collectively, the “New Credit Facilities”).

Borrowings by Crown Americas under the New Credit Facilities are, with certain limited exceptions, secured by substantially all of the assets of the Company and each of its direct and indirect U.S. subsidiaries and are guaranteed by the Company and, with certain limited exceptions, each of its direct and indirect U.S. subsidiaries (existing or thereafter acquired or created) (collectively, the “U.S. Credit Parties”); provided that the pledge of capital stock of any first-tier non-U.S. subsidiaries is limited to 65% of such capital stock. The U.S. Credit Parties and, with certain limited exceptions, each of Crown European Holdings’ subsidiaries organized in Belgium, Canada, France, Germany, Mexico, Switzerland and the United Kingdom guarantee borrowings under the New Credit Facilities by non-U.S. borrowers.

Generally, the revolving facilities will initially bear interest at (1) LIBOR or EURIBOR plus 1.50% (Banker’s Acceptance rate plus 1.50% in the case of the Canadian revolving facility) or (2) the alternate base rate plus 0.50%. On and after the date on which Crown delivers financial statements for the fiscal quarter ended December 31, 2005, the applicable margins in respect of the revolving facilities shall be subject to a grid. The revolving facilities are also subject to a commitment fee initially of 0.375% per annum on the undrawn portion thereof, subject to a grid.

Generally, the term loan facilities will bear interest at (1) LIBOR or EURIBOR plus 1.50% or (2) the alternate base rate plus 0.50% and will amortize on an annual basis in the amount of 1.0% of the principal amount of the Term Loan Facilities per year with the remainder being paid on the final maturity date of the Term Loan Facilities.

The New Credit Facilities contain affirmative and negative covenants, financial covenants (including, without limitation, a maximum leverage ratio, a maximum senior secured leverage ratio and a minimum interest coverage ratio), representations and warranties and events of defaults. In addition, the term loan facility contains mandatory prepayment provisions. The New Credit Facilities permit the borrowers to incur additional secured and unsecured debt (including additional first lien debt), subject to covenant compliance and other terms and conditions. The covenants, representations and warranties and events of default referenced in this paragraph are subject to important exceptions and qualifications, which are described in the Credit Agreement filed herewith.

Issuance of $500 Million of 7 5/8% Senior Notes due 2013 and $600 million of 7 3/4% Senior Notes due 2015

In connection with the Refinancing, Crown Americas LLC and Crown Americas Capital Corp., each a wholly-owned subsidiary of the Company (together, the “Issuers”), issued $500 million of 7 5/8% senior unsecured notes due 2013 (the “2013 Notes”) and $600 million of 7 3/4% senior unsecured notes due 2015 (the “2015 Notes” and together with the 2013 Notes, the “Notes”). The Notes were sold in a private placement and resold by the initial purchasers to qualified institutional buyers pursuant to Rule 144A of the Securities Act of 1933 (the “Securities Act”) and to non-U.S. persons pursuant to Regulation S of the Securities Act. The Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

The 2013 Notes will mature on November 15, 2013 and will accrue interest at the rate of 7 5/8% per year. The 2015 Notes will mature on November 15, 2015 and will accrue interest at the rate of 7 3/4% per year. Interest on the Notes will be payable semi-annually in arrears on each May 15 and November 15, commencing on May 15, 2006. The Issuers may redeem some or all of the 2013 Notes at any time prior to November 15, 2009 and the 2015 Notes at any time prior to November 15, 2010 by paying a make-whole premium, plus accrued and unpaid interest, if any, to the redemption date. At any time on or prior to November 15, 2008, the Issuers may use the net cash proceeds of certain equity offerings of capital stock of the Company that are contributed to the common equity capital or are used to subscribe for qualified capital stock of Crown

Americas to redeem up to 35% of the principal amount of the 2013 Notes at a redemption price equal to 107.625% of their principal amount and of the 2015 Notes at a redemption price equal to 107.750% of their principal amount, in each case plus accrued and unpaid interest, if any, to the redemption date.

If the Company experiences a change of control, the Issuers may be required to offer to purchase the Notes at a purchase price equal to 101% of the principal amount, plus accrued and unpaid interest, if any, to the repurchase date.

The Notes are senior obligations of the Issuers, ranking senior in right of payment to all subordinated indebtedness of Crown Americas and Crown Americas Capital, and initially will be guaranteed on a senior basis by the Company and each of the Company’s present and future U.S. subsidiaries (other than the Issuers) that from time to time are obligors under or guarantee the New Credit Facilities.

The Notes have been issued under indentures with Citibank, N.A., as trustee. Each applicable indenture governing the Notes contains covenants that will limit the ability of the Company and the ability of its restricted subsidiaries (including the Issuers) to, among other things: incur additional debt; pay dividends or make other distributions, repurchase capital stock, repurchase subordinated debt and make certain investments; create liens and engage in sale and leaseback transactions; create restrictions on the payment of dividends and other amounts to the Company or the Issuers from restricted subsidiaries; sell assets or merge or consolidate with or into other companies; and engage in transactions with affiliates. If an event of default, as specified in the indentures governing the Notes, shall occur and be continuing, either the trustee or the holders of a specified percentage of the Notes may accelerate the maturity of all the Notes of the applicable series. The covenants, events of default and acceleration rights described in this paragraph are subject to important exceptions and qualifications, which are described in the indentures filed herewith.

Under registration rights agreements with the Initial Purchasers listed therein, the Issuers and the guarantors have agreed to file and use their reasonable best efforts to cause to become effective a registration statement with respect to an offer to exchange the Notes for new notes of the Issuers having terms substantially identical in all material respects to the Notes (except that the exchange notes will not contain terms with respect to transfer restrictions). If the Issuers and the guarantors are not able to effect this exchange offer, they have agreed to use their reasonable best efforts to file, and cause to become effective, a shelf registration statement relating to resales of the Notes and the Note guarantees. The Issuers will be obligated to pay additional interest on the Notes if they do not file the exchange offer registration statement or the shelf registration statement within 120 days of the issue date, have the registration statement declared effective within 240 days of the issue date, consummate the exchange offer or have the shelf registration statement declared effective within 270 days after the issue date or, after either the registration statement or the shelf registration statement has been declared effective, such registration statement thereafter ceases to be effective or useable (subject to certain exceptions) in connection with resales of notes or exchange notes in accordance with and during the periods specified in the registration rights agreements.

The descriptions set forth above are qualified in their entirety by the Credit Agreement governing the New Credit Facilities and the indentures and registration rights agreements governing the Notes filed herewith as exhibits. The schedules and annexes to the exhibits attached hereto have been omitted. The Company hereby agrees to furnish supplementally a copy of any omitted schedule or annex to the exhibits attached hereto to the Securities and Exchange Commission upon its request.

On November 18, 2005 the Company filed a press release announcing the completion of the Refinancing. A copy of the press release is filed as Exhibit 99.1 to this Report and incorporated herein by reference.

Section 8 - Other Events

Item 8.01 Other Events.

The Tender Offers and Consent Solicitations for the Second and Third Priority Notes

In connection with the Refinancing, the Company and its wholly-owned subsidiary Crown European Holdings SA consummated the Company’s tender offer for any and all of Crown European Holding’s 9 1/2% dollar denominated Second Priority Senior Secured Notes due 2011 (the “2011 Notes”), 10 1/4% euro denominated Second Priority Senior Secured Notes due 2011 (the “Euro Notes”) and 10 7/8% Third Priority Senior Secured Notes due 2013 (the “Third Priority Notes” and, together with the 2011 Notes and the Euro Notes, the “Tender Offer Notes”) (the “Tender Offers”), which expired at 5:00 p.m., New York City time on November 21, 2005.

On November 18, 2005, the Company made payment for approximately $1,076.3 million aggregate principal amount of the $1,085 million 2011 Notes, euro 266.0 million aggregate principal amount of the euro 285 million Euro Notes and $722.0 million aggregate principal amount of the $725 million Third Priority Notes. As a result of the receipt of the requisite consents in connection with the Tender Offers, the Company entered into supplemental indentures, dated as of November 18, 2005 (the “Supplemental Indentures”), that give effect to the release of the collateral securing the Tender Offer Notes and the elimination of substantially all of the restrictive covenants from the indentures governing the Tender Offer Notes. A copy of each of the Supplemental Indentures is attached hereto as exhibits 4.q and 4.r, respectively, and each Supplemental Indenture is incorporated by reference herein. On November 23, 2005, the Company made payment for the approximately $0.9 million aggregate principal amount of Tender Offer Notes that were tendered after the early settlement deadline and prior to the expiration of the Tender Offers on November 21, 2005.

Giving effect to the completion of the Tender Offers, as of November 23, 2005 there was outstanding approximately $8.7 million aggregate principal amount of the 2011 Notes, euro 18.3 million aggregate principal amount of the Euro Notes and $3.0 million aggregate principal amount of the Third Priority Notes.

The descriptions set forth above are qualified in their entirety by the Supplemental Indentures governing the Tender Offer Notes filed herewith as exhibits.

On November 18, 2005 the Company filed a press release announcing the completion of the Refinancing and the consummation of the Tender Offers. A copy of the press release is filed as Exhibit 99.1 to this Report and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

4.a	Credit Agreement, dated as of November 18, 2005, among Crown Americas LLC, as U.S. Borrower, Crown European Holdings, S.A., as European Borrower, CROWN Metal Packaging Canada LP, as Canadian Borrower, the Subsidiary Borrowers named therein, the Company, Crown International Holdings, Inc. and Crown Cork & Seal Company, Inc., as Parent Guarantors, Deutsche Bank AG New York Branch, as Administrative Agent and U.K. Administrative Agent, The Bank of Nova Scotia, as Canadian Administrative Agent, and various Lending Institutions.

4.b	Euro Bank Pledge Agreement, dated as of November 18, 2005, by Crown Cork & Seal Company, Inc., Crown Americas LLC, Crown International Holdings, Inc., the U.S. Subsidiaries party thereto, as Pledgors and Deutsche Bank AG New York Branch, as Euro Collateral Agent.

4.c	Second Amended and Restated CEH Pledge Agreement, dated as of November 18, 2005, by Crown European Holdings S.A., as Pledgor and Deutsche Bank AG New York Branch, as Euro Collateral Agent.

4.d	Second Amended and Restated Shared Pledge Agreement, dated as of November 18, 2005, by the Company, Crown Cork & Seal Company, Inc., Crown Americas LLC, Crown International Holdings, Inc., the U.S. Subsidiaries party thereto, as Pledgors and Deutsche Bank AG New York Branch, as Collateral Agent.

4.e	Bank Pledge Agreement, dated as of November 18, 2005, by the Company, Crown Cork & Seal Company, Inc., Crown Americas LLC, Crown International Holdings, Inc., the U.S. Subsidiaries party thereto, as Pledgors and Deutsche Bank AG New York Branch, as Collateral Agent.

4.f	Second Amended and Restated U.S. Security Agreement, dated as of November 18, 2005, by the Company, Crown Cork & Seal Company, Inc., Crown Americas LLC, Crown International Holdings, Inc., the U.S. Subsidiaries party thereto, as Grantors and Deutsche Bank AG New York Branch.

4.g	U.S. Guarantee Agreement, dated as of November 18, 2005, among each of the subsidiaries listed therein of Crown Americas LLC and Deutsche Bank AG New York Branch, as Administrative Agent.

4.h	Second Amended and Restated Global Participation and Proceeds Sharing Agreement, dated as of November 18, 2005, among Deutsche Bank AG New York Branch, as Administrative Agent, Deutsche Bank AG New York Branch, as U.K. Agent, The Bank of Nova Scotia, as Canadian Administrative Agent, Wells Fargo Bank, N.A., as Second Priority Notes Trustee, Wells Fargo Bank, N.A., as Third Priority Notes Trustee, Wells Fargo Bank, N.A., as First Priority Notes Trustee, Deutsche Bank AG New York Branch, as U.S. Collateral Agent, Deutsche Bank AG New York Branch, as Euro Collateral Agent, Deutsche Bank AG New York Branch, as Sharing Agent (as defined therein) and the other persons who may become party to the Agreement from time to time pursuant to and in accordance with Section 9 of the Agreement.

4.i	Registration Rights Agreement, dated as of November 18, 2005, by and among the Company, Crown Americas LLC and Crown Americas Capital Corp., Citigroup Global Markets Inc., Lehman Brothers Inc., Deutsche Bank Securities Inc., Banc of Americas Securities LLC, as Representatives of the several Initial Purchasers named therein and the Guarantors (as defined therein), relating to the $500 million 7 5/8% Senior Notes due 2013.

4.j	Registration Rights Agreement, dated as of November 18, 2005, by and among the Company, Crown Americas LLC and Crown Americas Capital Corp., Citigroup Global Markets Inc., Lehman Brothers Inc., Deutsche Bank Securities Inc., Banc of Americas Securities LLC, as Representatives of the several Initial Purchasers named therein and the Guarantors (as defined therein), relating to the $600 million 7 3/4% Senior Notes due 2015.

4.k	Indenture, dated as of November 18, 2005, by and among Crown Americas LLC and Crown Americas Capital Corp., as Issuers, the Guarantors named therein and Citibank, N.A., as Trustee, relating to the 7 5/8% Senior Notes due 2013.

4.l	Indenture, dated as of November 18, 2005, by and among Crown Americas LLC and Crown Americas Capital Corp., as Issuers, the Guarantors named therein and Citibank, N.A., as Trustee, relating to the 7 3/4% Senior Notes due 2015.

4.m	Form of 7 5/8% Senior Notes due 2013 (included in Exhibit 4.k).

4.n	Form of 7 3/4% Senior Notes due 2015 (included in Exhibit 4.l).

4.o	Second Amended and Restated U.S. Intercreditor and Collateral Agency Agreement, dated as of November 18, 2005, among Deutsche Bank AG New York Branch, as Administrative Agent, Deutsche Bank AG New York Branch, as U.K. Agent, The

Bank of Nova Scotia, as Canadian Administrative Agent, Wells Fargo Bank, N.A., as First Priority Notes Trustee, Deutsche Bank AG New York Branch, as U.S. Collateral Agent (as defined within), the Company, Crown Americas LLC, Crown Cork & Seal Company, Inc., Crown International Holdings, Inc., each of the U.S. subsidiaries of the Company listed therein, and the other persons who may become parties to the Agreement from time to time pursuant to and in accordance with Section 8 of the Agreement.

4.p	Second Amended and Restated Euro Intercreditor and Collateral Agency Agreement, dated as of November 18, 2005, among Deutsche Bank AG New York Branch, as U.K. Administrative Agent, The Bank of Nova Scotia, as Canadian Administrative Agent, Wells Fargo Bank, N.A., as First Priority Notes Trustee, Deutsche Bank AG New York Branch, as Euro Collateral Agent, Crown European Holdings SA, the subsidiaries of Crown European Holdings identified thereto and the other persons who may become parties to the Agreement from time to time pursuant to and in accordance with Section 6 of the Agreement, and any other obligor under any Financing Documents (as defined therein).

4.q	Supplemental Indenture, dated as of November 18, 2005, to Indenture, dated as of February 26, 2003, among Crown European Holdings SA, as Issuer, the Guarantors named therein and Wells Fargo Bank, National Association, as Trustee, relating to the dollar denominated 9 1/2% Second Priority Senior Secured Notes due 2011 and euro denominated 10 1/4% Second Priority Senior Secured Notes due 2011.

4.r	Supplemental Indenture, dated as of November 18, 2005, to Indenture, dated as of February 26, 2003, among Crown European Holdings SA, as Issuer, the Guarantors named therein and Wells Fargo Bank, National Association, as Trustee, relating to the 10 7/8% Third Priority Senior Secured Notes due 2013.

10.a	Intercreditor Agreement dated as of November 18, 2005, among Citibank, N.A., as Program Agent, the Company, Crown International Holdings, Inc., Crown Cork& Seal Company, Inc., Crown Cork & Seal Receiveables (DE) Corporation, Crown Cork & Seal USA, Inc., Crown Risdon USA, Inc., CROWN Metal Packaging Canada LP and Deutsche Bank AG New York Branch and The Bank of Nova Scotia, as Bank Agent.

10.b	Purchase Agreement, dated as of November 8, 2005, by and among the Company, Crown Americas LLC, Crown Americas Capital Corp., Citigroup Global Markets Inc., Lehman Brothers Inc., Deutsche Bank Securities Inc., Banc of America Securities LLC, as Representatives of the several Initial Purchasers named therein and the Guarantors (as defined therein).

99.1	Press Release dated November 18, 2005.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN HOLDINGS, INC.

Dated:	November 23, 2005	By:	/s/ Timothy J. Donahue
Timothy J. Donahue
Senior Vice President - Finance

EXHIBIT INDEX

No.	Exhibit

4.a	Credit Agreement, dated as of November 18, 2005, among Crown Americas LLC, as U.S. Borrower, Crown European Holdings, S.A., as European Borrower, CROWN Metal Packaging Canada LP, as Canadian Borrower, the Subsidiary Borrowers named therein, the Company, Crown International Holdings, Inc. and Crown Cork & Seal Company, Inc., as Parent Guarantors, Deutsche Bank AG New York Branch, as Administrative Agent and U.K. Administrative Agent, The Bank of Nova Scotia, as Canadian Administrative Agent, and various Lending Institutions.

4.b	Euro Bank Pledge Agreement, dated as of November 18, 2005, by Crown Cork & Seal Company, Inc., Crown Americas LLC, Crown International Holdings, Inc., the U.S. Subsidiaries party thereto, as Pledgors and Deutsche Bank AG New York Branch, as Euro Collateral Agent.

4.c	Second Amended and Restated CEH Pledge Agreement, dated as of November 18, 2005, by Crown European Holdings S.A., as Pledgor and Deutsche Bank AG New York Branch, as Euro Collateral Agent.

4.d	Second Amended and Restated Shared Pledge Agreement, dated as of November 18, 2005, by the Company, Crown Cork & Seal Company, Inc., Crown Americas LLC, Crown International Holdings, Inc., the U.S. Subsidiaries party thereto, as Pledgors and Deutsche Bank AG New York Branch, as Collateral Agent.

4.e	Bank Pledge Agreement, dated as of November 18, 2005, by the Company, Crown Cork & Seal Company, Inc., Crown Americas LLC, Crown International Holdings, Inc., the U.S. Subsidiaries party thereto, as Pledgors and Deutsche Bank AG New York Branch, as Collateral Agent.

4.f	Second Amended and Restated U.S. Security Agreement, dated as of November 18, 2005, by the Company, Crown Cork & Seal Company, Inc., Crown Americas LLC, Crown International Holdings, Inc., the U.S. Subsidiaries party thereto, as Grantors and Deutsche Bank AG New York Branch.

4.g	U.S. Guarantee Agreement, dated as of November 18, 2005, among each of the subsidiaries listed therein of Crown Americas LLC and Deutsche Bank AG New York Branch, as Administrative Agent.

4.h	Second Amended and Restated Global Participation and Proceeds Sharing Agreement, dated as of November 18, 2005, among Deutsche Bank AG New York Branch, as Administrative Agent, Deutsche Bank AG New York Branch, as U.K. Agent, The Bank of Nova Scotia, as Canadian Administrative Agent, Wells Fargo Bank, N.A., as Second Priority Notes Trustee, Wells Fargo Bank, N.A., as Third Priority Notes Trustee, Wells Fargo Bank, N.A., as First Priority Notes Trustee, Deutsche Bank AG New York Branch, as U.S. Collateral Agent, Deutsche Bank AG New York Branch, as Euro Collateral Agent, Deutsche Bank AG New York Branch, as Sharing Agent (as defined therein) and the other persons who may become party to the Agreement from time to time pursuant to and in accordance with Section 9 of the Agreement.

4.i	Registration Rights Agreement, dated as of November 18, 2005, by and among the Company, Crown Americas LLC and Crown Americas Capital Corp., Citigroup Global Markets Inc., Lehman Brothers Inc., Deutsche Bank Securities Inc., Banc of Americas Securities LLC, as Representatives of the several Initial Purchasers named therein and the Guarantors (as defined therein), relating to the $500 million 7 5/8% Senior Notes due 2013.

4.j	Registration Rights Agreement, dated as of November 18, 2005, by and among the Company, Crown Americas LLC and Crown Americas Capital Corp., Citigroup Global Markets Inc., Lehman Brothers Inc., Deutsche Bank Securities Inc., Banc of Americas Securities LLC, as Representatives of the several Initial Purchasers named therein and the Guarantors (as defined therein), relating to the $600 million 7 3/4% Senior Notes due 2015.

4.k	Indenture, dated as of November 18, 2005, by and among Crown Americas LLC and Crown Americas Capital Corp., as Issuers, the Guarantors named therein and Citibank, N.A., as Trustee, relating to the 7 5/8% Senior Notes due 2013.

4.l	Indenture, dated as of November 18, 2005, by and among Crown Americas LLC and Crown Americas Capital Corp., as Issuers, the Guarantors named therein and Citibank, N.A., as Trustee, relating to the 7 3/4% Senior Notes due 2015.

4.m	Form of 7 5/8% Senior Notes due 2013 (included in Exhibit 4.k).

4.n	Form of 7 3/4% Senior Notes due 2015 (included in Exhibit 4.l).

4.o	Second Amended and Restated U.S. Intercreditor and Collateral Agency Agreement, dated as of November 18, 2005, among Deutsche Bank AG New York Branch, as Administrative Agent, Deutsche Bank AG New York Branch, as U.K. Agent, The Bank of Nova Scotia, as Canadian Administrative Agent, Wells Fargo Bank, N.A., as First Priority Notes Trustee, Deutsche Bank AG New York Branch, as U.S. Collateral Agent (as defined within), the Company, Crown Americas LLC, Crown Cork & Seal Company, Inc., Crown International Holdings, Inc., each of the U.S. subsidiaries of the Company listed therein, and the other persons who may become parties to the Agreement from time to time pursuant to and in accordance with Section 8 of the Agreement.

4.p	Second Amended and Restated Euro Intercreditor and Collateral Agency Agreement, dated as of November 18, 2005, among Deutsche Bank AG New York Branch, as U.K. Administrative Agent, The Bank of Nova Scotia, as Canadian Administrative Agent, Wells Fargo Bank, N.A., as First Priority Notes Trustee, Deutsche Bank AG New York Branch, as Euro Collateral Agent, Crown European Holdings SA, the subsidiaries of Crown European Holdings identified thereto and the other persons who may become parties to the Agreement from time to time pursuant to and in accordance with Section 6 of the Agreement, and any other obligor under any Financing Documents (as defined therein).

4.q	Supplemental Indenture, dated as of November 18, 2005, to Indenture, dated as of February 26, 2003, among Crown European Holdings SA, as Issuer, the Guarantors named therein and Wells Fargo Bank, National Association, as Trustee, relating to the dollar denominated 9 1/2% Second Priority Senior Secured Notes due 2011 and euro denominated 10 1/4% Second Priority Senior Secured Notes due 2011.

4.r	Supplemental Indenture, dated as of November 18, 2005, to Indenture, dated as of February 26, 2003, among Crown European Holdings SA, as Issuer, the Guarantors named therein and Wells Fargo Bank, National Association, as Trustee, relating to the 10 7/8% Third Priority Senior Secured Notes due 2013.

10.a	Intercreditor Agreement dated as of November 18, 2005, among Citibank, N.A., as Program Agent, the Company, Crown International Holdings, Inc., Crown Cork& Seal Company, Inc., Crown Cork & Seal Receiveables (DE) Corporation, Crown Cork & Seal USA, Inc., Crown Risdon USA, Inc., CROWN Metal Packaging Canada LP and Deutsche Bank AG New York Branch and The Bank of Nova Scotia, as Bank Agent.

10.b	Purchase Agreement, dated as of November 8, 2005, by and among the Company, Crown Americas LLC, Crown Americas Capital Corp., Citigroup Global Markets Inc., Lehman Brothers Inc., Deutsche Bank Securities Inc., Banc of America Securities LLC, as Representatives of the several Initial Purchasers named therein and the Guarantors (as defined therein).

99.1	Press Release dated November 18, 2005.